                                                                    EXHIBIT 10.1

                             DATED 10th October 1988

                              UNIQUE JEANS LIMITED

                                     - to -

                         HULTON PICTURE COMPANY LIMITED
                                      -and-
                                 MR. B. DEUTSCH

                                   ----------

                                      LEASE

                           re: 21/31 Woodfield Place,
                                  London, W.9.

                                   ----------

                           21/31 Woodfield Place W.9.
                                  Ground Floor
                                  Not To Scale
                        For Identification Purposes Only

                                  [FLOOR PLAN]

THIS LEASE is made the Tenth day of October One thousand nine hundred and eighty-eight, BETWEEN UNIQUE JEANS LIMITED whose registered office is situate at 21/31 Woodfield Place London W.9. (hereinafter called "the Landlord of the first part HULTON PICTURE COMPANY LIMITED whose registered office is situate at 87/89 Baker Street London W1M 1AJ (hereinafter called "the Tenant") of the second part and BRIAN DEUTSCH of Flat ( ) Eaton Square London S.W.1. (hereinafter called "the Guarantor") of the third part

NOW THIS DEED WITNESSETH as follows:

1. IN these presents where the context so admits the following definitions shall apply:

(A) "the Landlord" includes the person for the time being entitled to the reversion immediately expectant on the term hereby granted

(B)      "the Tenant" includes the successors and assigns of the Tenant

(C) Any reference to any Act of Parliament includes any modification or re-enactment thereof for the time being in force and every instrument order direction regulations bye-law permission licence consent condition scheme and other such matter made in pursuance of any such Act

(D) If the Tenant or any guarantor for the Tenant shall at any time be more than one person any reference to the Tenant or such guarantor shall include a reference to each such person and any obligation on the part of the Tenant or such guarantor shall take effect as a joint and several obligation

(E) Words importing the singular shall include the plural and vice versa and words importing persons shall include Corporations and vice versa and words importing the masculine gender shall include the feminine gender and vice versa

                                       (1)

(F) "the Term" means the term of years hereby created and any statutory continuation thereof

(G) "these presents" means this Lease and any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof

2. IN consideration of the rents and covenants on the part of the Tenant hereinafter reserved and contained the Landlord HEREBY DEMISES unto the Tenant ALL THAT the premises more particularly described in the First Schedule hereto (hereinafter referred to as "the demised premises") EXCEPT AND RESERVING as mentioned in the Second Schedule hereto TO HOLD the same subject to all rights easements quasi-easements and privileges to which the demised premises are or may be subject including but without prejudice to the generality of the foregoing all matters contained or referred to in the Entries on the Register of the Landlord's Title Number NGL 220299 at H.M. Land Registry and subject to and with the benefit of an Agreement dated the 20th day of August 1986 between the Inner London Education Authority (1) and Legal and General Assurance Society Limited (2) (hereinafter called "the Agreement") unto the Tenant for a term of TWENTY-EIGHT YEARS (determinable as hereinafter provided) commencing on the Twenty-ninth day of September One thousand nine hundred and eighty-eight YIELDING AND PAYING THEREFOR during the term and proportionately for any less time than a year FIRST the clear yearly rent of ONE HUNDRED AND SIXTY THOUSAND POUNDS ((pound)160,000.00.) per annum (subject to variation as hereinafter mentioned) to be paid in advance by equal quarterly payments on the usual Quarter Days in every year clear of all deductions whatsoever the first of such payments in respect of the period from the Twenty-ninth day of September One thousand nine hundred and eighty-eight until the Twenty-fifth day of December One

                                       (2)

                                   [SITE PLAN]
thousand nine hundred and eighty-eight to be made on the Twenty-ninth day of September One thousand nine hundred and eighty-eight AND SECONDLY by way of additional rent on demand all sums which the Landlord may from time to time pay for insuring and keeping insured the demised premises and effecting such other insurance as the Landlord may consider to be appropriate in accordance with the terms of these presents and in respect of insurance against loss of rent effected by the Landlord pursuant to the terms of these presents

3. THE Tenant HEREBY COVENANTS with the Landlord in manner following that is to say:

(1) To pay the yearly rents hereinbefore reserved on the days and in manner aforesaid

(2) To pay and discharge all rates taxes assessments outgoings and impositions whatsoever (whether imposed by statute or otherwise and whether of a national or local character and whether or not of a capital or non-recurring nature and even though of a wholly novel character) now or at any time hereafter assessed or charged on the demised premises or part thereof or payable by the owner or occupier in respect thereof (except any tax payable by the Landlord as a direct result of a dealing by the Landlord with its reversionary interest in the demised premises or the receipt by the Landlord of the said yearly rent) and in the event of such outgoings being assessed on the demised premises or the common parts or service areas or other property used jointly by the Tenant and others to pay a fair proportion thereof to be decided by the Landlord or its Agent in their absolute discretion (save in case of manifest error) and to keep the Landlord indemnified in respect of any outgoings which are the responsibility of the Tenant hereunder

                                       (3)

(3)(A) To pay for all gas water electricity and other services consumed or used on the demised premises

   (B) To observe and perform all covenants and restrictions affecting the demised premises as the same are contained or referred to in the Landlord's Title at H.M. Land Registry and to indemnify the Landlord against any breach or non-performance thereof

   (C) To observe and perform the obligations on the part of the Licensee as defined by and contained in the Agreement and to indemnify the Landlord against any breach or non-performance thereof and not to do anything which may result in the Agreement being terminated and without prejudice to the generality of the foregoing to pay the licence fee referred to therein on the due date specified for payment in the Agreement

(4) To pay to the Landlord on demand by way of additional rent a fair proportion of the costs and expenses in respect of repairing decorating cleansing and lighting and providing services to all ways roads pavements yards sewers drains pipes cables party boundary and other walls or fences or other structures or services or the appurtenances thereto or any other matters of any kind used or capable of being used by the demised premises whether exclusively or in common with other persons or premises and the cost of complying with all Acts of Parliament and other statutory requirements relating to the demised premises and other premises and common parts and services as aforesaid and the cost of employing necessary staff and/or managing agents to carry out or supervise the carrying out of such works as aforesaid and in the event of any dispute in respect of such matters such proportion shall be conclusively determined by the Landlord's Surveyor who shall act as an expert and not as an arbitrator and whose decision as to all matters of fact (save as to manifest error) shall be final and binding on the Tenant

                                       (4)

(5)(A) In every fifth year of the term and in the last six months thereof but not more than twice in any period of two consecutive years howsoever determined to decorate the inside of the demised premises including all the inside wall and iron or other metalwork and all walls and ceilings forming part thereof with three coats of good quality paint or polish and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a proper and workmanlike manner and to the reasonable satisfaction of the Landlord or its Agents such decorations in the last six months of the said term to be executed in such colours patterns and materials as the Landlord may reasonably and properly require and the Tenant shall at the same time as every interior decoration as aforesaid wash down all tiles faiences glazed bricks and similar washable surfaces of the demised premises

   (B) In every third year of the term and in the last six months thereof (but not more than twice in any period of two consecutive years howsoever determined in a proper and workmanlike manner to prepare and paint all the outside woodwork metal stone stucco cement and other work at the demised premises usually or required to be painted with three coats of good quality paint and as often as may be reasonably necessary to clean repoint and repaint and treat in a suitable manner for its maintenance in good condition all the outside hardwood metal brickwork and polished stonework and to wash all tiles glazed bricks and similar washable surfaces Provided that the painting and redecorating hereinbefore referred to in the last six months of the term shall be in the colour and/or colours previously approved by the Landlord in writing (such approval not to be unreasonably withheld)

                                       (5)

(6)(A) From time to time and at all times during the term well and substantially to repair replace (but so that this obligation shall not extend to the rebuilding of the whole of the demised premises) cleanse put and keep in good and substantial and decorative repair and condition (whatever their present condition) the demised premises and all appurtenances thereto including (but without prejudice to the generality of the foregoing) all shop fronts all doors and door frames and windows and window frames and skylights and locks latches and fasteners and all wires pipes cables cisterns sewers sanitary apparatus electric gas drainage or water systems and other services situate within the boundaries of the demised premises and whether or not serving the same and all plant and machinery forming part of the demised premises and all such other services as aforesaid exclusively used by or serving the demised premises and the Landlord's fixtures and fittings belonging to the demised premises of whatsoever nature and to put and keep in good and substantial repair and condition and to keep properly cultivated (as the case may be) all roads parking areas and other land and facilities forming part of the demised premises (damage by fire or other risks insured against by the Landlord excepted save to the extent that the policy or policies of insurance effected by the Landlord shall be rendered void or payment of the insurance monies thereunder be refused in whole or in part by reason of or arising out of any act omission neglect or default by or on the part of the Tenant or any of its agents licensees or invitees) and to replace all missing keys and renew all washers to taps and ball valves (if any) as and when necessary and to keep all water pipes and water fittings to the demised premises protected from frost leakage or other occurrences and as and when necessary to

                                       (6)
         clean and treat in an appropriate manner to the reasonable satisfaction of the Landlord's Surveyors all materials surfaces and finishes of the demised premises and all doors and windows and window frames therein which ought normally to be so cleaned and treated

   (B) To clean the windows of the demised premises at least once in every month during the term

(7) During the continuance of the term to keep the glass in the windows of the demised premises clean and the plate glass (if any) insured against damage in a responsible office approved by the Landlord in the joint names of the Landlord and the Tenant and whenever required to produce to the Landlord the policy and the receipt for the last premium in respect of such insurance and in case of destruction of or damage to the plate glass windows to lay out the monies received in respect of such insurance in reinstating the same with glass of a quality and thickness which is in no way inferior to that used at present and in case such monies shall be insufficient for that purpose to make good the deficiency Provided that if such reinstatement shall be prevented or frustrated (whether as to the whole or as to part) all such insurance monies relating to the reinstating so prevented or frustrated shall belong to and shall be paid by the Tenant to the Landlord together with the amount of such deficiency in default of agreement between the Landlord and the Tenant as to the amount of such deficiency the matter shall be referred to arbitration in accordance with the provisions of Clause 5(7) below

                                       (7)

(8) At the end or sooner determination of the term hereby granted to yield up the demised premises (Tenant's fixtures and fittings belonging to the Tenant only excepted and subject to the Tenant making good all damage to the demised premises resulting from the removal thereof) repaired and kept in conformity with the Tenant's covenants in that respect herein contained

(9) To permit the Landlord and its servants or agents at all reasonable times during normal business hours and by prior appointment with (save in case of emergency) the Tenant to view the demised premises with others and to enter into and examine the condition thereof and take a schedule of fixtures therein and in case any defects disrepair removal of fixtures or unauthorised alterations or additions or other breach of covenant shall then be found for which the Tenant is liable under the terms of these presents the Tenant will upon written notice thereof commence and diligently proceed to execute all repairs works replacements or removals required within two months after any such notice to the reasonable satisfaction of the Landlord or its Surveyor and in case of default it shall be lawful for workmen or agents of the Landlord to enter into the demised premises and execute such works replacements or removals and all expenses incurred thereby together with interest thereon as hereinafter provided from the date of expenditure shall on demand be paid by the Tenant to the Landlord and shall be recoverable as if the same were rent in arrear

(10) Not to damage or use the demised premises in any manner so as to cause any nuisance damage or annoyance to any neighbouring or adjoining property of the Landlord and to keep the demised premises in a clean and tidy condition and not to cause or permit any obstruction or damage to any gutters drains sewers or pipes

                                       (8)
         in or serving the demised premises and in the event of such obstruction or damage forthwith clear or to make good the same to the reasonable satisfaction of the Landlord

(11) Not to effect any insurance of the demised premises or the Landlord's fixtures and fittings therein and without prejudice to the generality of the foregoing to pay forthwith to the Landlord or if the Landlord so requires to apply in making good the loss or damage in respect of which the same shall have been received all monies becoming payable to the Tenant under any insurance of the demised premises or any part thereof

(12) That nothing shall be done on the demised premises which may increase the premium payable for the insurance of the demised premises or which may make void or voidable any policy for such insurance and forthwith upon the happening of any event or thing against which insurance has been effected as herein provided to give notice thereof to the Landlord

(13) If the payment of any monies due under any insurance policy effected by the Landlord pursuant to the terms of these presents shall be withheld in whole or in part as a result of any act neglect or omission on the part of the Tenant or any agent servant licensee or invitee of the Tenant or any person holding through or under the Tenant or if the insurance monies received under any such policy shall as a result of any act statement default or omission of the Tenant or any agent servant licensee or invitee of the Tenant or any person holding through or under the Tenant be insufficient to make good any damage to or destruction of the demised premises or any part thereof the Tenant shall make up such deficiency out of its own money

                                       (9)

(14) At the Tenant's cost to comply in all respects with and do anything required under all Acts of Parliament both present and future so far as they may in any respect affect the demised premises or the use thereof or the employment or residence therein of any person or the use of any plant machinery fixtures or chattels therein and to execute any works and do anything required to be executed or done (whether by the Landlord or the Tenant) thereunder by any competent person and to indemnify the Landlord against all liability and expense whatsoever arising out of or in connection with such enactment or of or incidental to the execution of such works or things

(15) Not at any time during the said term to do or permit to be done on or about the demised premises or any land or premises of the Landlord which is not comprised in the demised premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon him or become liable to pay any penalty damages compensation fees costs charges or expenses

(16) In connection with the Defective Premises Act 1972 or any legislation modifying amending or replacing the same to:-

         (A) Notify the Landlord immediately in writing of any defect in the demised premises

         (B) Indemnify the Landlord against any claims proceedings demands and the costs and expenses incurred thereby by reason of the Tenant's failure to give such notice

(17) Upon receipt of any notice order direction or other thing from a competent Authority affecting or likely to affect the demised premises whether the same shall be served directly upon the Tenant or whether the original or a copy thereof shall be received from any underlessee or other person whatsoever as soon as possible to deliver a copy thereof to the Landlord and at the

                                      (10)
         cost of the Tenant to join with the Landlord in taking such steps in relation thereto and complying therewith or raising such objections thereto at the joint cost of the parties as the Landlord shall from time to time reasonably think fit

(18)(A) In this subclause the following expressions bear the following meanings namely:

         "the Planning Acts" mean the Town & Country Planning Acts 1962 to 1972 or any statutory modification or re-enactment thereof for the time being in force and any regulations or orders made or having effect thereunder

         "Planning Permissions" mean any permission consent or approval given or deemed to be given under the Planning Acts and "development" bears the same meaning as in the Planning Acts

   (B) At all times during the said term to comply in all respects with the provisions and requirements of the Planning Acts and of all Planning Permissions so far as the same respectively relate to or affect the demised premises or any part thereof or any operations works acts or things already or hereafter to be carried out executed done or committed thereon or the use thereof for any purpose

   (C) During the said term so often as the occasion shall require at the expense in all respects of the Tenant to obtain all such Planning Permissions and serve all such notices as may be required for the carrying out of any operations on the demised premises or in the institution or continuance thereof of any use thereof which may constitute development but so that:

         (i) No application for Planning Permission shall be made without the previous written consent of the Landlord (such consent not to be unreasonably withheld)

                                      (11)

         (ii) The Tenant shall within seven days after the service by the Tenant of any Notice under the Planning Acts deliver a copy thereof to the Landlord

   (D) Subject only to any statutory direction to the contrary to pay and satisfy any charge or levy that may hereafter be imposed under the Planning Acts in respect of the carrying out or maintenance of any such operation or the institution or continuance of any such use as aforesaid

   (E) Notwithstanding any consents which may be granted by the Landlord under these presents not to carry out or make any alteration or addition to the demised premises or any change of use thereof (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord is required to be obtained under these presents and for which a Planning Permission needs to be obtained) before all necessary notices under the Planning Acts in respect thereof have been served or before all such notices and all such necessary Planning Permissions have been produced to the Landlord and in the case of a Planning Permission acknowledged by it in writing as satisfactory to it but so that the Landlord may refuse so to express its satisfaction with any such Planning Permission on the grounds that any condition contained therein or anything omitted therefrom or the period thereof might in the reasonable opinion of the Landlord or its Surveyor be prejudicial to its interest in the demised premises whether during the said term or following the determination or expiration thereof

   (F) Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the said term:

                                      (12)

         (i) Any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of any Planning Permission granted for any development begun before such expiration or sooner determination and

         (ii) Any development begun upon the demised premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

   (G) If and when called upon so to do to produce to the Landlord or its Surveyor all such plans and documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this covenant have been complied with in all respects

(19)(A) To comply with all requirements of the appropriate Authority in relation to means of escape from the demised premises in case of fire and to indemnify the Landlord against all actions proceedings costs claims expenses damages losses and demands howsoever occasioned to the Landlord in respect of such matters and to comply with the requirements of the Landlord's Insurers

    (B) To keep installed in compliance with legal requirements fire fighting and extinguishing apparatus open to the inspection of the Landlord and not to obstruct or permit or suffer to be obstructed the access to or means of working the same

(20) Not to give any acknowledgement that the Tenant enjoys the access of light or air to any windows or openings of the demised premises by the consent of any third party nor to pay any money or give any other consideration to any third party nor to enter into any agreement with any third party for the purpose of inducing or binding any third party to abstain from obstructing the access of light or air to any windows or openings and that no

                                      (13)
         window or light belonging to the demised premises shall be stopped-up darkened or obstructed and that no new window light opening doorway path passage drain or other encroachment or easement shall be made or acquired on or against or affecting the demised premises and if any such matters as aforesaid shall be made or acquired or attempted to be made or acquired to give immediate notice thereof to the Landlord and at the Landlord's reasonable request at the joint cost of the Landlord and the Tenant to adopt such means and take such proceedings as may reasonably be required for preventing any such encroachment or the acquisition of any such easement

(21)(A) To permit the Landlord and its Agent and all others authorised by it (including any mortgagee or prospective mortgagee or purchaser of any reversionary interest during the term) with or without workmen and others at all reasonable times during normal business hours during the term by prior appointment with the Tenant (save in emergency) to enter upon the demised premises for any lawful purpose and in particular in order to inspect and measure the same and ascertain how the same is being used and occupied and to estimate the value thereof for insurance and mortgage or other purposes and to view the state and condition thereof and to take inventories of the Landlord's fixtures and fittings therein and to prepare schedules of any dilapidations

    (B) To permit the Landlord and its Agent and all others authorised by it with or without workmen and others and appliances at all reasonable times during normal business hours during the term by prior appointment with the Tenant (except in case of emergency) to enter the demised premises for the purpose of repairing and maintaining cleansing or executing alterations to or upon such neighbouring or adjoining premises of the Landlord or any part

                                      (14)
         thereof or the services therein or for the purpose of erecting new buildings or structures of any kind thereon or for the purpose of executing and doing any such repairs and other works in or about the demised premises the person exercising such right making good as soon as possible all damage thereby occasioned to the demised premises

    (C) To permit the Landlord and its Agents and all others authorised by it with or without workmen and appliances to enter during normal business hours by prior appointment with the Tenant (save in case of emergency) on the demised premises and to carry out such works thereon and thereat in order to prevent a forfeiture of any Superior Lease for the time being affecting the demised premises or any part thereof and to exercise any rights hereby excepted and reserved and in the event of any of the works carried out by the Landlord pursuant to this clause being the responsibility of the Tenant hereunder the Tenant will on demand repay to the Landlord any monies expended in the carrying out of such works together with interest thereon at the rate hereinafter specified

    (D) To permit the Landlord and its Agent and all those authorised by it by prior appointment with the Tenant at any time within six months before the expiration or sooner determination of the term and at any time during the term by prior appointment with the Tenant in the event of the Landlord wishing to dispose of its interest in the demised premises to enter the demised premises and affix to any suitable part thereof noticeboards or bills for re-letting or disposing of the same PROVIDED the said noticeboards or bills also indicate that the Tenant's business is not affected thereby and PROVIDED FURTHER that they do not materially adversely affect the Tenant's enjoyment of light and

                                      (15)
         air and not to remove or obscure the same and to permit all persons by order in writing of the Landlord or its Agent to view the demised premises by prior appointment with the Tenant

(22) That no alteration or addition shall be made to the electrical installation of the demised premises save in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the Electricity Supply Authorities

(23) That no additional building or erection shall be placed or erected on any part of the demised premises. That no alteration improvement or addition structural or otherwise shall be made in or to the demised premises and not to cut maim divide or remove any part of the demised premises and not to merge the demised premises with any adjoining premises and forthwith on notice being given by the Landlord in that behalf to remove any alterations or additions or other such things and/or to reinstate the demised premises to their former state and condition PROVIDED THAT if the Tenant shall first enter into such covenants with the Landlord as the Landlord may reasonably require with regard to the execution of any such works being only internal works of a non-structural nature or the erection and removal of internal demountable partitions and the reinstatement of the demised premises at the end or sooner determination of the term (however the same may be determined) then subject to the previous consent in writing of the Landlord such consent not to be unreasonably withheld in accordance with drawings and specifications previously submitted to and approved in writing by the Landlord or its Surveyor such approvals not to be unreasonably withheld the Tenant may carry out such works as aforesaid

                                      (16)

(24) That no aerial pole mast sign fascia placard bill notice or other notification whatsoever shall be placed or affixed on or to the outside of the demised premises or on the inside so as to be visible from the outside unless the prior written consent of the Landlord such consent not to be unreasonably withheld shall first have been obtained and on the expiration or sooner determination of the term on being requested by the Landlord to remove such matters as aforesaid and to make good any damage caused thereby to the reasonable satisfaction of the Landlord's Surveyor

(25) Nothing shall be done brought permitted or kept on the demised premises of a dangerous inflammable noxious or offensive nature or the keeping or allowing of which may at Law constitute a nuisance or require the licence or consent of any local or other competent Authority or which may be or become a nuisance damage annoyance or inconvenience to any person or which may in the Landlord's reasonable opinion be injurious to the value tone amenity or character of the demised premises and that no dust fumes smell vibration or noise will be created which would be a nuisance or annoyance to or injurious to local amenity or to any adjoining or adjacent premises or buildings and not to keep any bird animal or reptile on the demised premises and not to allow any clothing washing or other like articles to be displayed exposed or placed in on or outside the doors windows or other parts of the demised premises or on any flat roof and that no drugs shall at any time unlawfully be on the demised premises and not to allow trade empties or litter or rubbish of any description to accumulate on or outside the demised premises but to place all refuse and rubbish in proper receptacles therefor and not to obstruct the common areas

                                      (17)

(26) Not to suspend any excessive weight from the roofs or ceilings of the demised premises and the floors of the demised premises shall not be overloaded and that nothing shall be done or brought upon the demised premises which may in the Landlord's opinion cause or be likely to cause damage or strain to the floors ceilings or structure of the demised premises and (without prejudice to the generality of the foregoing) that no machinery shall be installed or kept on the demised premises save that relating to the Tenant's business

(27) That the demised premises shall not be used for any illegal or immoral purpose or for any noisy noisome or offensive trade or business nor to hold any sale by auction or public meetings or public entertainments (save for public exhibitions) at the demised premises nor to do anything which may become a nuisance annoyance disturbance inconvenience or damage to the Landlord or the owners tenants and occupiers of adjoining and neighbouring properties nor to allow anyone to sleep at the demised premises but to use the demised premises as a commercial picture library to incorporate the storage collation preservation restoration and reproduction of photographs together with ancillary offices in relation thereto or for any purpose within Class
         B.8. of the Town and Country Planning (Use Classes) Order 1987 together with ancillary offices in relation thereto or for such other purpose for which the Landlord's prior written consent shall first have been obtained such consent not to be unreasonably withheld PROVIDED ALWAYS and it is hereby agreed and declared that there is not and shall not be implied herein any representation or any warranty or other obligation on the part of the Landlord that such is the permitted use for the purpose of the Planning Acts or otherwise and that no consent which the Landlord may hereafter give to any change of use shall be or be taken to imply any such

                                      (18)
         representation or warranty or other obligation and notwithstanding that any use operation or thing which may be carried on from or situate upon the demised premises may now or at any time hereafter not be permitted under the Planning Acts or otherwise the Tenant shall remain fully bound and liable to the Landlord under these presents without compensation or relief of any kind

(28) Without prejudice to the generality of the foregoing the Tenant will contribute on demand a fair proportion of the costs incurred by the Landlord (such proportion to be conclusively determined in all matters of fact by the Landlord's Surveyor) of the cost of supplying the demised premises with lighting heating gas electricity and other services where the same are not supplied direct to the Tenant by the various statutory or other suppliers at the sole cost of the Tenant

(29)(A)  Not to assign part only of the demised premises

    (B) Not to assign the whole or underlet or agree to underlet share or part with the possession or occupation or grant any licence of the whole or part of the demised premises PROVIDED THAT while the Lease is vested in the Hulton Picture Company Limited or in the event of a permitted assignment to Hulton Pictures Limited the said Hulton Picture Company Limited or Hulton Pictures Limited (as the case may be) may share occupation of the demised premises with City Centre Cable Limited or Hulton Picture Company Limited or Hulton Pictures Limited and/or with any associated company of City Centre Cable Limited or Hulton Picture Company Limited or Hulton Pictures Limited within the meaning of
         Section 416 of the Income and Corporation Taxes Act 1988 and/or any holding or subsidiary companies of the said Companies within the meaning of Section 736 of the Companies Act 1985 PROVIDED THAT no Landlord and Tenant relationship is thereby created and so that the said City Centre Cable Limited or Hulton Picture Company

                                      (19)

         Limited or Hulton Pictures Limited or the said associated holding or subsidiary companies shall not acquire security of tenure whether under the Landlord and Tenant Act 1954 (as amended) or otherwise and PROVIDED FURTHER that such sharing of occupation shall cease on the said Hulton Picture Company Limited ceasing to be the Tenant hereunder or in the event of a permitted assignment to Hulton Pictures Limited of the said Hulton Pictures Limited ceasing to be the tenant hereunder PROVIDED FURTHER that if the Tenant shall at any time during the term desire to assign the whole or underlet the whole of the demised premises or underlet either that part of the demised premises which is edged in orange on the plan annexed hereto as a whole or that part of the demised premises which is edged in blue on the said plan as a whole ("the Permitted Part") (but so that at no time shall there be more than one Underlease of the demised premises) and shall on each occasion procure:

         (i) that any intended assignee shall covenant direct with the Landlord to pay the rent reserved by and to observe and perform the covenants and conditions contained in these presents and if the intended assignee shall be a limited liability company then not less than two (but not more than four) of the Directors of the same shall if the Landlord reasonably so requires act as sureties for such company and shall (inter alia) JOINTLY AND SEVERALLY enter into covenants with the Landlord which are substantially in the form of the covenants on the part of the Guarantor hereinafter contained

         (ii) that any intended underlessee shall covenant direct with the Landlord as from the date of the underlease to observe and perform the covenants and conditions herein contained (excluding only the covenant to pay the rents hereinbefore reserved)

         (iii) that any intended underlease of a Permitted Part shall be for a term not exceeding five years and shall be the subject of an Order under Section 38(4) of the Landlord and Tenant Act 1954 that the provisions of Sections 24 to

                                      (20)

                28 (inclusive) of the Landlord and Tenant Act 1954 are thereby excluded

         (iv) that any intended assignee shall covenant direct with the Landlord not to assign part only of the demised premises or to assign the whole or underlet or agree to underlet share or part with the possession or occupation or grant any licence of the demised premises or any part thereof except in accordance with the provisions of these presents nor without the previous consent in writing of the Landlord as well as of the Tenant and to pay all reasonable Solicitors' and Surveyors' fees and other costs properly incurred by the Landlord as well as by the Tenant in connection with any application for such consent and

         (v) that no interest (howsoever remote) derived out of the term hereby granted shall be created in respect of the whole or any part of the demised premises upon payment of a fine or premium or at a rent of less than the full market value which in any event in the case of a subletting of the whole of the demised premises shall not be less than the rent for the time being payable under these presents and in the case of a subletting of the Permitted Part shall be an appropriate proportion thereof related to floor area

         (vi) that the rent under any permitted underlease shall be reviewed on such dates as may accord with current market practice and in any event upon such dates and upon such terms and upon the basis of such assumptions as those upon which the rent payable under these presents falls to be reviewed as provided herein and to the intent that the rent payable on and after any review date until any

                                      (21)
                subsequent review date shall not be less than the highest open market rent obtainable without taking a fine or premium and shall in no case be less than the rent payable immediately prior to such review or in the case of an underlease of the whole of the demised premises less than the rent payable for the time being hereunder or in the case of an underlease of the Permitted Part less than the appropriate proportion of the rent payable for the time being hereunder which shall be calculated in accordance with the proportion which the floor area of the Permitted Part bears to the floor area of the whole of the demised premises

         (vii) that any permitted underlease contains covenants rights and conditions substantially in accordance to those contained in these presents

         (viii) that in any such assignment or underlease the assignee or underlessee (as the case may be) shall covenant to produce for registration at the office of the Landlord or as the Landlord may from time to time direct every assignment or underlease as hereinafter mentioned and to pay the registration fees in respect thereof as hereinafter provided

         Then the Tenant shall be permitted to assign the whole of the demised premises or underlet the whole or the Permitted Part of the demised premises as hereinbefore specified with the prior written consent of the Landlord which will not be unreasonably withheld

(30) Upon making application for any written consent or approval which is required under the terms of these presents to disclose to the Landlord such information as the Landlord may reasonably and properly require in relation thereto

                                      (22)

(31) Not to permit any breach by any permitted underlessee of the terms and conditions contained in any permitted underlease and at all times strictly to enforce the same

(32) Within one month after any assignment mortgage charge underlease assignment of underlease surrender or other disposition or devolution of any interest in the demised premises to give notice thereof and produce the relevant document or a certified copy thereof to the Solicitors for the Landlord and to pay them a fee of Ten Pounds ((pound)10.00) or such other sum as may be reasonable at the time of such registration for the registration thereof

(33) To pay to the Landlord on demand all reasonable costs charges and expenses (including Solicitors' costs and Surveyors' fees) properly incurred by the Landlord incidental to the preparation and service of a notice and the taking of proceedings under Section 146 and Section 147 of the Law of Property Act 1925 and the Leasehold Property (Repairs) Act 1938 (notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court) and in connection with every consent applied for under these presents and in connection with the preparation and service of a Schedule of Dilapidations whether during or after the determination or the term and in connection with any proceedings instituted against the Tenant by the Landlord consequent upon the breach by the Tenant of any covenant or condition contained in these presents

(34) To pay any Value Added Tax lawfully imposed upon any rent fee charge cost or expense for which the Tenant may be liable under these presents

(35) To pay interest to be calculated from day to day at the rate of Four per cent per annum above National Westminster Bank P.L.C. Base Rate then prevailing upon all rent or other payments due to

                                      (23)
         the Landlord under the provisions of these presents which are unpaid and in arrear for fourteen days with effect from the due date for payment until the date of actual payment

(36) To indemnify the Landlord against any claims proceedings or demands and costs and expenses incurred thereby which may be brought against the Landlord by any servants work-people agents or visitors or licensees of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the demised premises

(37) To pay the Landlord's Solicitors' proper legal costs and disbursements and Value Added Tax thereon in connection with the grant of these presents together with the Stamp Duty on the Lease and Counterpart

(38) To indemnify the Landlord in respect of any liability incurred by the Landlord arising out of any alterations or works carried out to the demised premises or in respect of any interference with any rights easements privileges or services enjoyed by any neighbouring or adjoining premises

(39) Not to discharge or permit the discharge of any corrosive effluent or other substances into the drains serving the demised premises and other premises which are in any way harmful thereto

(40) In the event of the Tenant vacating the demised premises at the expiration of the term whether by effluxion of time or otherwise then if the Tenant shall fail to remove any property belonging to it or its servants or licensees at such expiration then the Tenant hereby irrevocably appoints the Landlord as its agent for the purpose of removing and selling such property and after deducting all costs and expenses thereby incurred the Landlord shall hold the residue of such proceeds to the order of the Tenant but so that the Tenant shall indemnify the Landlord

                                      (24)
         against any claim by a third party whose property shall have been sold or removed by the Landlord in good faith

(41) If neither the Tenant nor any person claiming through or under the Tenant shall have been in occupation of the demised premises during the whole of the period immediately preceding the expiration or sooner determination of the term to indemnify the Landlord against any rates payable by the Landlord after the expiration or sooner determination of the term through the Landlord's inability to claim void rate relief for the maximum period which would have been allowed had the demised premises been occupied up to the date of expiration or sooner determination of the term

4.       THE Landlord HEREBY COVENANTS with the Tenant:

(1) That the Tenant paying the rent hereby reserved and performing and observing the covenants on the part of the Tenant hereinbefore contained shall and may peaceably and quietly hold and enjoy the demised premises for the term or until its determination as hereinafter provided without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord

(2)(A) (Save to the extent that such insurance shall become void or payment of the insurance monies shall be refused in whole or in part as a result of any statement act or default or omission by or on behalf of the Tenant or any sub-tenant or their respective servants agents or licensees or any person under the control of the Tenant or any sub-tenant) to keep the demised premises (including if the Landlord shall deem it expedient boilers and hot water central heating apparatus lifts and other plant and machinery therein and also the plate glass if the Tenant shall

                                      (25)
         fail to comply with its obligations in relation to the insurance thereof as hereinbefore specified) insured in such office in such name against fire explosion aircraft riot civil commotion and malicious persons and such other risks as the Landlord shall in its sole discretion deem expedient so far as the demised premises are concerned upon a full reinstatement basis to include the costs of demolition and site clearance consequent upon rebuilding or reinstatement and of Architects' Surveyors' and other professional fees at the usual scales current for the time being and any Value Added Tax which may be payable in such sum as the Landlord shall reasonably consider to be appropriate (the Tenant to be at liberty at any time to express in writing to the Landlord his opinion as to the amount of such sum which the Landlord shall be bound to consider) and in respect of loss of rent for three years and (if applicable) Value Added Tax on such loss of rent (and so that any insurance in respect of loss of rent shall if the Landlord so requires be calculated in respect of the period after any date upon which the rent payable hereunder falls to be reviewed on the basis of the rent which in the reasonable opinion of the Landlord will be likely to be payable hereunder after such review) but so that all and any insurance effected by the Landlord hereunder shall be subject to the conditions and limitations imposed by the insurance company with whom such insurance is effected

   (B) Save as aforesaid to lay out any monies received under such insurance in rebuilding and reinstating the demised premises or such part thereof as shall be destroyed or damaged (save any monies in respect of loss of rent or liability to third parties or loss or damage to adjoining or neighbouring premises which shall be paid to the Landlord for its own use and benefit) (and

                                      (26)
         subject always to the Landlord being able to obtain all such approvals consents licences permissions and permits and all such materials and labour as may be necessary for such rebuilding and reinstatement as to the obtaining of which the Landlord shall use all reasonable endeavours)

   (C) If required by the Tenant (but not more often than once in any year) to produce to the Tenant a copy of the policy of such insurance and of the last premium receipt

5. PROVIDED ALWAYS and it is hereby agreed and declared and where appropriate the Tenant COVENANTS with the Landlord:

(1) That if the rents or any part thereof shall be unpaid for fourteen days after becoming due (whether lawfully demanded or not) or if there shall be any breach non-observance or non-performance of any of the Tenant's covenants herein contained or if the Tenant (not being a company) shall become insolvent or bankrupt or have a Receiving Order made against him or enter into any arrangement or composition for the benefit of creditors or permit any execution to be levied on the demised premises or (being a company) shall enter into liquidation (whether compulsory or voluntary save for the purposes of amalgamation or reconstruction without insolvency) or if a Receiver shall be appointed then and in each and every such case it shall be lawful for the Landlord at any time thereafter to enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right or right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant in these presents contained and the Landlord may thenceforth peaceably hold and enjoy the same

                                      (27)

(2) Nothing herein contained shall by implication of Law or otherwise confer on the Tenant any easement right privilege licence or advantage save as herein expressly provided over the demised premises or any adjoining or other property now or hereafter belonging to the Landlord and further the Landlord and any person through whom the Landlord derives title shall be entitled to alter build rebuild or redevelop use or otherwise deal with any such property notwithstanding that light or air or any rights of the demised premises be thereby diminished or otherwise prejudicially affected and notwithstanding any interference or inconvenience thereby caused to the Tenant PROVIDED THAT the minimum of inconvenience shall be caused to the Tenant and so that any damage thereby caused to the demised premises will be made good as quickly as possible to the Tenant's reasonable satisfaction

(3) The Landlord shall not be liable to the Tenant or any other person for any accident loss or damage suffered by the Tenant or any other person or to the demised premises or to any goods or property of the Tenant or any other person by reason of any act or omission whether negligent or otherwise of any servant contractor agent or lessee of the Landlord or any other person or by reason of any breakdown bursting stoppage leakage breakage defect of or damage to any boiler pipe appliance wires apparatus lift plant or machinery situate in the demised premises whether or not used for the purpose of the demised premises

(4) If the demised premises shall be so destroyed or damaged by any of the insured risks so as to be unfit for occupation and use and provided that the insurance of the demised premises shall not have become void or voidable in whole or in part and shall not have been reduced as a result of any act or omission of the

                                      (28)

         Tenant or any servant agent or licensee of the Tenant the first rent payable hereunder or a due proportion according to the nature and extent of the damage sustained shall forthwith cease to be payable either until the demised premises shall be rebuilt or reinstated so as to be fit for occupation and use or until the expiry of the period of three years from the date of damage or destruction whichever shall be the earlier and any dispute regarding the said cesser of rent shall be referred to the award of a single Arbitrator to be appointed in manner set out in sub-clause (6) below

(5) If the rebuilding repairing and reinstating of the demised premises in the event of its damage or destruction by reason of the occurrence of an insured risk shall be prevented or frustrated (whether as to the whole or as to part) (or whether because any competent Authority shall lawfully refuse permission for or otherwise prevent such rebuilding or reinstatement or for any other reason) all such insurance monies relating to the rebuilding repairing or reinstatement which is so prevented or frustrated or which otherwise does not take place (including insurance monies relating to loss of rent in respect of any portion of the demised premises to which such reinstatement or rebuilding relates) shall belong to and shall be retained by the Landlord for its sole use and benefit and in the event of any such monies being received by the Tenant the same shall forthwith be paid by the Tenant to the Landlord

(6) Any reference to arbitration made pursuant to the provisions of these presents (save as may otherwise appear) shall be to the award of a single Arbitrator to be agreed between the Landlord and the Tenant or failing such agreement within twenty-eight days of arbitration being first demanded to an Arbitrator to be

                                      (29)
         appointed by the President of the Royal Institution of Chartered Surveyors and in either case in accordance with the provisions of the Arbitration Acts 1950 to 1979 or any statutory modification or re-enactment thereof for the time being in force

(7) Upon quitting the demised premises the Tenant shall not be entitled to any compensation whatsoever whether under the provisions of any legislation enacted before or after the date hereof or otherwise PROVIDED THAT this Clause shall apply only if and insofar as it is lawful to make such agreement and shall not extend to any claim against the Landlord under any covenant on the part of the Landlord herein contained

(8) Any notice served under or in connection with these presents shall be properly served if it complies with the provisions either of Section 196 of the Law of Property Act 1925 or of Section 23 of the Landlord & Tenant Act 1927 as amended by the Recorded Delivery (Service) Act 1962

(9) Nothing herein contained shall confer on the Tenant any right to the benefit of or to enforce any covenant or agreement contained in any Lease or other instrument relating to any other premises belonging to the Landlord or limit or affect the right of the Landlord to deal with the same now or at any time hereafter in any manner which may be thought fit

(10) No demand for or acceptance of rent by the Landlord or its Agents with knowledge of a breach of any of the covenants on the part of the Tenant contained in these presents shall be or be deemed to be a waiver wholly or partially of any such breach but such breach shall be deemed to be a continuing breach of covenant and the Tenant and any person taking estate or interest under or through the Tenant shall not be entitled to set up any such demand for or acceptance of rent by the Landlord or its Agent as a defence in any action for forfeiture or otherwise

                                      (30)

(11) If any insurance policy maintained by the Landlord in respect of the demised premises provides for any part of a claim made thereunder (such part being herein called "the excess") to be borne by the insured notwithstanding that the policy has not been invalidated in whole or part and if the Landlord makes any claim under such policy as aforesaid in respect of any occurrence or loss relating to the demised premises then the Tenant shall reimburse to the Landlord on demand all or any payments made by the Landlord by way of the excess attributable to such claim

(12) Without prejudice to any other remedy of the Landlord with regard thereto all rents and other sums which shall or may become due from the Tenant under the terms of these presents shall in default of payment be recoverable either as rent in arrear or by action as the Landlord may decide

6.       PROVIDED ALWAYS and it is hereby further agreed that:

(A) At the expiration of the fourth year and each period of four years thereafter of the term (the time being computed from the date of the commencement of the term) (the date of expiration of such period as aforesaid being hereinafter referred to as "the date of review") the yearly rent first hereinbefore reserved shall be increased to an amount (hereinafter called "the revised rent") which shall represent the open market rental value of the demised premises at the date of review and the revised rent shall (subject to sub-clause (E) below) be the rent that is due and payable as from the date of review whenever the same shall be agreed or determined

(B) The open market rental value of the demised premises at the date of review shall be that sum which may be agreed between the Landlord and the Tenant or determined in accordance with

                                      (31)
         sub-clause (C) of this Clause as being the highest rent at which the demised premises might be let in the open market with vacant possession without payment of a fine or premium by a willing Lessor to a willing Lessee for a tenancy of the residue unexpired of the term of these presents or a period of twelve years (whichever is the longer) upon the supposition (if not a fact) that the Landlord and the Tenant have severally complied with all their obligations under these presents and that the demised premises are fit for immediate use and occupation and that the demised premises can lawfully be used for the purposes permitted by these presents and that no reduction is to be made to take account of any rental concession which on a new letting with vacant possession might be granted to the incoming tenant either for a period within which its fitting out works would take place or for any other reason whatsoever and taking no account of:

         (i) any goodwill attributable to the demised premises by reason of any trade or business carried on therein by the Tenant or any undertenant and

         (ii) any effect of any improvements to the demised premises (to which the Landlord shall have given written consent) carried out by the Tenant or any undertenant during the term wholly at their expense and otherwise than in pursuance of an obligation to the Landlord

         (iii) any effect on the rent of the fact that the Tenant or any undertenant are or have been in occupation of the demised premises and

                                      (32)

         (iv) any condition or restriction contained in or referred to in a planning permission granted to the Tenant or any permitted subtenant or imposed by any local or statutory Authorities relating to the demised premises and

         (v) any effect on the rent of the fact that the whole or any part of the demised premises or the access thereto may have been destroyed or damaged and

         (vi) any work that has been carried out which has diminished the rental value of the demised premises

         (vii) Any restraint or restriction on the right to recover or increase rent imposed by or by virtue of any Act of Parliament and in all other respects on the terms and conditions of these presents excepting the amount of rent firstly reserved but including these provisions for review of the rent firstly reserved

(C) If the Landlord and the Tenant shall be unable to agree on the amount of the open market rental value as aforesaid then the same shall be decided by a Surveyor who shall act and be deemed to act as an arbitrator in accordance with the Arbitration Acts 1950 to 1979 to be agreed upon by the parties hereto or in the event of failure so to agree then the same shall be decided by a Surveyor specialising or experienced in dealing with commercial rents in Central London to be nominated at the request of the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors and the decision of such Surveyor shall be binding on both the Landlord and the Tenant and the fees payable to the President and any such Surveyor shall be borne and be paid by the parties hereto in such shares and in such manner as such Surveyor shall determine and failing any such decision and subject thereto in equal shares

                                      (33)

(D) If the surveyor who shall be appointed pursuant to sub-clause (C) hereof shall die delay or become unwilling unfit or incapable of acting or if for any reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may on the application of either the Landlord or the Tenant by writing discharge the surveyor and appoint another in his place

(E) Notwithstanding the decision of the surveyor hereinbefore referred to in no event shall the rent payable by the Tenant after the date of review be less than the highest rent payable by the Tenant during the period since the last date of review or in the event of the first date of review since the date of the commencment of the term (whichever shall be appropriate) excluding any abatement or reduction in the said rent or any restriction on the amount payable whether by statute or otherwise

(F) In the event that by the date of review the amount of the revised rent has not been agreed between the parties hereto or determined as aforesaid then in respect of the period of time (hereinafter called "the said interval") beginning with the date of review and ending on the Quarter Day immediately following the date upon which the amount of the revised rent is agreed or determined as aforesaid the Tenant shall pay to the Landlord in manner hereinbefore provided rent at the yearly rate payable immediately before the date of review and at the expiration of the said interval there shall be due as a debt payable by the Tenant to the Landlord on demand as arrears of rent an amount equal to the difference between the revised rent and the rent actually paid during the said interval and apportioned on a daily basis in respect of the said interval with interest thereon calculated at the rate of National Westminster Bank P.L.C. Base Rate in force at the commencement of the said interval

                                      (34)

(G) If at the date of review the Landlord shall be obliged legally or otherwise to comply with any Act of Parliament dealing with the control of rent and which shall restrict or modify the Landlord's right to revise the rent in accordance with the terms of these presents or which shall restrict the right of the Landlord to demand or accept payment of the full amount of the rent for the time being payable under these presents then the Landlord (insofar as it is lawfully able so to do) shall nevertheless be entitled to require the rent to be reviewed in accordance with the terms of these presents and shall on each occasion that any such enactment is removed relaxed or modified be entitled (insofar as it is lawfully able so to do) to recover the whole of the increased rent or any part thereof with effect from the last date of review and without prejudice to the generality of the foregoing if the Landlord is prevented by Law from recovering the whole or any part of any such rent or if it shall otherwise so require it shall be entitled on giving not less than three months' notice in writing to the Tenant expiring after the date of each such removal relaxation or modification to introduce an intermediate review date (hereinafter called "the intermediate review date") which shall be the date of expiration of such notice and the rent payable hereunder from an intermediate review date to the next succeeding date of review or intermediate review date (whichever shall first occur) shall be determined in like manner as the rent payable from the date of review as hereinbefore provided

(H) As soon as the amount of rent payable after a date of review has been agreed or ascertained in accordance with the terms hereof and if required by the Landlord so to do) the parties hereto will (each party bearing their own costs) forthwith endorse a

                                      (35)
         memorandum thereof on the Lease and the Counterpart thereof specifying the amount of the revised rent

7. IN the event of the Base Rate of National Westminster Bank Plc (in this Clause called "Base Rate") being abolished then any references in these presents to Base Rate shall have effect as if there had been substituted from time to time for Base Rate such rate of interest as is most closely comparable with Base Rate such rate of interest to be agreed between the Landlord and the Tenant (or in case of failure to agree) determined by arbitration in accordance with Clause 5(6) but for the purpose of this Clause Clause 5(6) shall be read as though for "The Royal Institution of Chartered Surveyors" there were substituted "The Institute of Chartered Accountants for England and Wales"

8(1) THE Guarantor HEREBY COVENANTS with the Landlord that the Tenant will at all times during the term granted by these presents pay the rent hereby reserved on the day and in the manner aforesaid and will observe and perform the covenants and conditions contained in these presents and on the part of the Tenant to be observed and performed and that if the Tenant shall make any default in the payment of the said rent in the manner aforesaid or in observing and performing the said covenants and conditions or any of them then and in every such case the Guarantor will pay and make good to the Landlord on demand all losses damages costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before-mentioned matters PROVIDED ALWAYS that notwithstanding the neglect or forbearance by the Landlord to enforce against the Tenant the payment of the said rent or the observance or performance of the Tenant's covenants and conditions or the

                                      (36)
         giving of time by the Landlord to the Tenant in relation thereto the Guarantor shall not thereby be discharged from liability under this covenant nor shall such liability be in any way lessened or affected thereby

 (2) The Guarantor HEREBY FURTHER COVENANTS with the Landlord that if the Tenant shall go into liquidation and the Liquidator shall disclaim these presents or if the Tenant shall be dissolved or cease to exist (or if the Tenant for the time being shall be an individual and shall become bankrupt and the Trustee in Bankruptcy shall disclaim these presents) and if the Landlord shall within three months after such disclaimer or other such event as aforesaid by notice in writing require the Guarantor to accept a Lease of the demised premises for a term commensurate with the residue which but for such disclaimer or other event would have remained of the term granted by these presents at the same rent and subject to the like covenants and conditions as are reserved by and contained in these presents (with the exception of this sub-clause and the immediately preceding subclause) the said new Lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer or of such event as aforesaid then and in such case the Guarantor shall pay the costs of and accept such new Lease accordingly and will execute and deliver to the Landlord a Counterpart thereof

 (3) It is hereby agreed and declared that as between the Landlord and the Guarantor the Guarantor shall be deemed to be a principal debtor

         IN WITNESS whereof the Landlord and the Tenant have hereunto caused their respective Common Seals to be hereunto affixed and the Guarantor has hereunto set his hand and seal the day and year first before written

                                      (37)

                      THE FIRST SCHEDULE before referred to

         ALL THAT premises being land in the East side of Woodfield Place and North side of Woodfield Road Paddington situate now known as 21/31 Woodfield Place London W.9. in respect of which the Landlord is or is entitled to be registered at H.M. Land Registry as Registered Proprietor under Title Number NGL 220299 and more particularly shown for purposes of identification only and not by way of admeasurement or delineation on the plan annexed hereto and thereon edged in red but not the airspace above or to the side of the demised premises TOGETHER WITH the appurtenances thereto belonging Together with all Landlord's fixtures and fittings plant and machinery and all wires pipes flues drains and cables and other services situate within the demised premises and exclusively serving the same and Together with all additions alterations and improvements thereto which may be carried out during the term

                     THE SECOND SCHEDULE before referred to
                 (Exceptions and Reservations out of the Demise)

(1) Unto the Landlord the right to erect or to consent hereafter to any person erecting a new building or to alter any building for the time being on any land or other property adjoining adjacent neighbouring or opposite the demised premises notwithstanding that such alteration or erection may diminish the access of light and air enjoyed by the demised premises and the right to deal with any property adjoining opposite or near to the demised premises as it may think fit notwithstanding that the light or air to the demised premises is thereby diminished

                                      (38)

(2) Unto the Landlord and the owners and occupiers of the adjoining or neighbouring property and others so authorised the right of passage and running of water soil gas and electricity or other services or supplies from and to such adjoining or neighbouring property through such of the sewers drains conduits gutters watercourses pipes cables wires and mains serving such adjoining and neighbouring property which now are or may before the expiration of a period of twenty-one years after the death of the last survivor of the descendants now living of his late Majesty King George VI hereafter be in on or under the demised premises and the right to enter upon the demised premises (making good forthwith all damage caused to the demised premises to the reasonable satisfaction of the Tenant) for the purposes of inspecting repairing renewing laying relaying cleansing maintaining and connecting up to any such existing or future sewers drains conduits gutters watercourses pipes cables wires and mains

THE COMMON SEAL of UNIQUE JEANS      )
LIMITED was hereunto affixed in the  )
presence of:-                        )


                        /s/ [ILLEGIBLE]
                        ---------------
                            Director


                        /s/ [ILLEGIBLE]
                        ---------------
                            Secretary

                                                                          [SEAL]

                                      (39)